PRUDENTIAL INVESTMENT PORTFOLIOS 5
Prudential Jennison Conservative Growth Fund (the “Fund”)

Supplement dated March 18,  2010 to the Prospectus and Statement of Additional Information
dated September 30, 2009

The Fund’s Prospectus is amended as follows:

1.    The following is added at the end of the second paragraph under the caption, “How the Fund Invests – Investment Objectives and Policies”:

Effective on or about May 31, 2010, we will begin supplementing our fundamental investment process with quantitative analytics.  The process combines the fundamental research and stock selection insights of the Subadviser’s growth equity strategy with quantitative tools and a portfolio-optimization process that seek to improve portfolio diversification and manage sector exposures relative to the S&P 500 Index in a more systematic fashion.  The enhancement is expected to result in a greater number of portfolio holdings in the Fund than previously, and is expected to result in a material increase in the Fund’s annual portfolio turnover rate.

2.    The first paragraph under  “How the Fund is Managed  –  Portfolio Managers” is deleted and replaced with the following:

Blair A. Boyer, Kathleen A. McCarragher, Michael A. Del Balso, Mehdi Mahmud and Jason McManus are the portfolio managers of the Fund.  Messrs. Boyer and Del Balso and Ms. McCarragher are members of Jennison’s growth equity team.  Messrs Mahmud and McManus are responsible for managing the sector allocations of the Fund and have oversight of the quantitative analytics used to support the strategy.

3.  The biographies of Mehdi Mahmud and Jason McManus are added after the biography of Michael A. Del Balso under the caption “How the Fund is Managed  –  Portfolio Managers,” as follows:

Mehdi Mahmud is the Vice Chairman Chief Operating Officer of Jennison which he joined in March 2003. He is responsible for the investment supervision of Value, Blend, and Small and Mid Cap Equity strategies and the management of the Jennison Fundamental Alpha long/short strategies, as well as the day-to-day oversight of key support areas, including institutional and retail distribution strategy. Prior to joining Jennison, Mr. Mahmud was with Credit Suisse Asset Management (CSAM) from 1999 to 2003. At Credit Suisse, he was director of investment management and a member of the global investment business committee overseeing CSAM's investment capabilities worldwide, reporting to the global chief investment officer. From 1995 to 1999, Mr. Mahmud was with J.P. Morgan Investment Management where he managed global balanced portfolios and conducted research relating to quantitative global macro trading models. Mr. Mahmud received a B.S. in electrical engineering from Yale University.

Jason T. McManus is a Vice President of Jennison, which he joined in July 1997. Since July 2003, Mr. McManus has worked on Jennison's quantitative research team. Prior to 2003, he worked as a research associate on Jennison's international equity team.  Mr. McManus earned a B.S. in Economics and Computer Science from the University at Albany and received his M.B.A. in Quantitative Finance from New York University.

The Fund’s Statement of Additional Information is amended as follows:

1.    The following is added  to the first table under the caption, “Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities”:

Conservative Growth Fund (as of December 31, 2009) Subadviser Jennison Associates LLC	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
	Mehdi Mahmud	1/ $376,977,000	1/ $22,102,000	1/ $7,306,000	None
	Jason McManus	1/ $376,977,000	3/ $113,513,000	2/ $336,967,000*	None

*Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

2.    The text under the caption   “Additional Information About the Portfolio Managers – Jennison –

Compensation” that follows the first paragraph under such caption  is deleted and replaced with the following:

The following primary quantitative factor is reviewed for the portfolio managers:

•
One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index (and, with respect to Messrs. Mahmud and McManus only, the Russell 1000® Growth Index and the Standard Poor's 500 Composite Stock Price Index), and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

In addition, the qualitative factors reviewed for the portfolio managers may include:

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Also, firm-wide business performance is  taken into account as a very significant factor in setting the compensation of Messrs. Mahmud and McManus.

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